UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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T-Mobile US, Inc.

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Your Vote Counts! T-MOBILE US, INC. 2021 Annual Meeting Vote by 11:59 p.m. EDT on June 2, 2021 T Mobile T-MOBILE US, INC. ATTN: BROADY HODDER 12920 SE 38TH STREET BELLEVUE, WA 98006 D43566-P53666 You invested in T-MOBILE US, INC., and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of these documents by requesting the documents prior to May 20, 2021. If you would like to request a copy of these documents or proxy materials for future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com* Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2021 8:00 A.M. PDT The Annual Meeting will be held solely by means of remote communication, in a virtual only format. To attend the meeting online, please visit www.virtualshareholdermeeting.com/TMUS2021 and be sure to have the control number noted above. *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items 1. Election of Directors Nominees: 01) Marcelo Claure 02) Srikant M. Datar 03) Bavan M. Holloway 04) Timotheus Höttges 05) Christian P. Illek 06) Raphael Kübler 07) Thorsten Langheim 08) Dominique Leroy 09) G. Michael Sievert 10) Teresa A. Taylor 11) Omar Tazi 12) Kelvin R. Westbrook 13) Michael Wilkens Board Recommends For 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021. For NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery.” D43567-P53666